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                                                                    EXHIBIT 4.1


                             SUBSCRIPTION AGREEMENT


         SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between Aronex Pharmaceuticals, Inc., a Delaware corporation having a place of business at 8707 Technology Forest Place, The Woodlands, Texas 77381 (the "Company") and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

         WHEREAS, the Company has retained Paramount Capital, Inc. (the "Finder") as Finder, on a "best efforts" basis, in a private placement offering (the "Offering") of Units (the "Units") consisting of the Company's common stock, par value $.001 per share (the "Common Stock"), and Warrants (as defined below);

         WHEREAS, the Company desires to issue a number of Units with an aggregate value of up to $10,000,000 (the "Offering Amount"), with each Unit consisting of (i) a number of shares of Common Stock of the Company (rounded to the nearest whole share, with one-half (0.5) of one share, or greater fraction thereof, being rounded upward), determined by dividing one hundred thousand dollars ($100,000) by $2.75, and (ii) a warrant (collectively, the "Warrants") to purchase a number of shares of Common Stock equal to thirty-three percent (33%) of the shares of Common Stock included in such Unit, such warrants to be exercisable, in whole or in part, at any time prior to the fifth anniversary of the date of issuance at an exercise price equal to $3.00 (the Common Stock, the Warrants, and the Common Stock issuable upon the exercise of the Warrants are sometimes herein collectively referred to as the "Securities") (the "Offering") at a purchase price of $100,000 per Unit (the "Offering Price");

         WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:


I.     SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units and the Company agrees to sell such Units to the Subscriber as is set forth upon the signature page hereof at a price equal to $100,000 per Unit (the "Offering Price"). The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "State Street Bank & Trust Company, N.A., "Escrow Agent," F/B/O Aronex

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Pharmaceuticals, Inc." contemporaneously with the execution and delivery of this Agreement by the Subscriber.

                      All wires should be sent to:
                      State Street Bank & Trust Co.
                      Corporate Trust N.Y.
                      61 Broadway, 15th floor
                      New York, New York 10006
                        Account Number: [_________]
                  Reference Number: [_________]
                  ABA Routing Number: [_________]
                  For the account of: Aronex Pharmaceuticals, Inc. By order of: [insert investor name]

The certificates representing the Common Stock and Warrants included in the Units will be delivered by the Company within ten (10) days following the consummation of the Offering as set forth in Article III hereof. The Subscriber understands, however, that this purchase of the Units is contingent upon the Company making sales of a minimum number of Units with an aggregate value of at least $6,000,000 (the "Minimum Offering Amount"). As soon as practicable after the Company receives subscriptions to purchase the Minimum Offering Amount, the Company and the Finder shall use their reasonable best efforts to affect the Closing (the "Initial Closing Date"). The Company may conduct additional Closings from time to time until the entire Offering Amount is sold, but not later than _______, 2000 (the "Final Closing Date").

         1.2 The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) the Subscriber may not be able to liquidate his/its investment; (iv) transferability of the Common Stock is extremely limited; (v) in the event of a disposition of the Common Stock, the Subscriber could sustain the loss of his/its entire investment and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future.

         1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by the Subscriber's responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

         1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in securities which are non-listed, unregistered and/or not traded on the Nasdaq National or SmallCap Market, a national stock exchange nor on the National Association of Securities Dealers, Inc. (the "NASD") automated

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quotation system for actively traded stocks ("Nasdaq"), or the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to the Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on the Subscriber's behalf; (ii) the Subscriber recognizes the highly speculative nature of this investment; and
(iii) the Subscriber is able to bear the economic risk which the Subscriber hereby assumes.

         1.5 The Subscriber hereby acknowledges receipt and careful review of this Agreement and all attachments to it, and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, its investment advisor, attorney and/or accountant has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber has requested.

         1.6 (a) The Subscriber has relied solely upon the information provided by the Company in this Agreement in making the decision to invest in the Units. To the extent necessary, the Subscriber has retained, at his/its sole expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Units hereunder.

             (b) The Subscriber represents that no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

         1.7 The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with, and who are not compensated by, the Company or any affiliate or selling agent of the Company, including the Finder, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

         1.8 The Subscriber hereby acknowledges that the offering of the Units has not been reviewed by the United States Securities and Exchange Commission (the "SEC" or the "Commission") or any state securities regulatory authority, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act. The Subscriber shall not sell or otherwise transfer the Units, the Common Stock included in the Units, the Warrants, or the Common Stock underlying the Warrants included in the Units unless they are registered under the Act or unless an exemption from such registration is available.


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         1.9 The Subscriber understands that the Units, the Common Stock included in the Units, the Warrants, and the Common Stock underlying the Warrants included in the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Units.

         1.10 The Subscriber understands that although there currently is a public market for the Common Stock, Rule 144 promulgated under the Act ("Rule 144") requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units, the Common Stock included in the Units, or the Common Stock underlying the Warrants included in the Units, under the Act or any state securities or "blue sky" laws other than as set forth in Article V. The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including the Finder and its officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in
Article VII herein), (ii) any sale or distribution by the Subscriber in violation of the Act or any applicable state securities or "blue sky" laws or
(iii) any untrue statement of a material fact made by the Subscriber and contained herein.

         1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock included in the Units or the Common Stock underlying the Warrants included in the Units, that such Units, the Common Stock included in the Units, and the Common Stock underlying the Warrants included in the Units, have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Units, the Common Stock included in the Units, the Warrants, and the Common Stock underlying the Warrants included in the Units.

         1.12 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time.


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         1.13 The Subscriber hereby represents that the address of the
Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

         1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

         1.15 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

         1.16 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

II.    REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

       The Company hereby represents and warrants to the Subscriber that:

         2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of Texas.

         2.2 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of common stock, par value $.001 per share, of which there were 22,853,782 shares issued and outstanding as of December 31, 1999, and 5,000,000 shares of Preferred Stock, $.001 par value per share, none of which shares are issued and outstanding. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable, free of any liens or encumbrances and are not subject to preemptive rights. As of December 31, 1999, the Company had reserved 5,223,972 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company's Stock Option Plan, of which 723,764 shares have been issued pursuant to option exercises, and 2,613,475 shares of Common Stock are subject to outstanding, unexercised options. As of December 31, 1999, the Company had reserved 250,000 shares of Common Stock for issuance to employees pursuant to the Company's Employee Stock Purchase Plan, of which 131,931 shares have been issued to employees. In addition, the Company has granted the following, which are issued and outstanding: (i) an option to purchase 100,000 shares of its Common Stock to a former consultant of the Company; (ii) warrants to purchase 667,414 shares of its Common Stock pursuant to financing transactions and


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(iii) $5,000,000 in contingent stock rights issued to stockholders of Triplex
Pharmaceuticals Corporation ("Triplex") pursuant to the Company's 1995 merger with Triplex. Other than as set forth above, or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

         2.3 Issuance. The Units, the Common Stock included in the Units, the Warrants and the Common Stock underlying the Warrants included in the Units, have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

         2.4 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Units contemplated herein and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Units contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

         2.5 No Conflict; Governmental and Other Consents.


              (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

              (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units, except such filings as may be required to be made with


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the Commission, the NASD and the Nasdaq and with any state or foreign blue sky or securities regulatory authority.

         2.6 Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition, results of operations or prospects of the Company.

         2.7 Accuracy of Reports. All material reports required to be filed by the Company within the two years prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the Commission, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, to the best of the Company's knowledge, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         2.8 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.


III.   TERMS OF SUBSCRIPTION; LOCK-UP


         3.1 The Company shall issue a number of Units with an aggregate value of up to $10,000,000 , with each Unit consisting of (i) a number of shares of Common Stock of the Company (rounded to the nearest whole share, with one-half (0.5) of one share, or greater fraction thereof, being rounded upward), determined by dividing one hundred thousand dollars ($100,000) by $2.75, and
(ii) Warrants to purchase a number of shares of Common Stock equal to thirty-three percent (33%) of the shares of Common Stock included in such Unit, such warrants to be exercisable, in whole or in part, at any time prior to the fifth anniversary of the date of issuance, at an exercise price equal to $3.00 to all of the subscribers, in an amount to each Subscriber as set forth on such Subscriber's signature page hereto. The offering period shall terminate at 11:59 p.m. New York City time on March 30, 2000. The Units will be offered on a "best efforts" basis. As soon as practicable following receipt by the Company of at least the Minimum Offering Amount, the Company may conduct an initial Closing (the "Initial Closing"). The Company may conduct additional Closings from time to time until the entire Offering Amount is sold, but not later than _________ 2000.

         3.2 The Company has retained the Finder to assist in the placement of the Units. The Finder will receive certain compensation as a result of investments made by Subscribers who purchase Units in the Offering.

         3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with the Escrow Agent, having a branch at 61 Broadway, New York,


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New York. If the Company shall not have obtained subscriptions (including this subscription) for purchases of the entire Offering on or before the Final Closing Date, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber, with interest, subject to Section 3.5 hereof.

         3.4 The Subscriber hereby authorizes and directs the Company to deliver the Units to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Finder, if any, or, if no such account exists, to the residential or business address indicated on the signature page hereto.

         3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Finder.

         3.6 The undersigned Subscriber hereby irrevocably agrees that the Subscriber will not, without the prior written approval of the Company, offer, sell, contract to sell, make any short sale (including, but not limited to, a "short against the box"), pledge, or otherwise dispose of directly or indirectly, any of the Units, the Common Stock included in the Units, the Warrants, or the Common Stock underlying the Warrants included in the Units, for a period beginning on the date hereof and ending on the date 90 days following the closing of this Agreement (the "Lock-up Period"). The Subscriber understands that the Company will rely upon the representations set forth in this Agreement and understands that this Agreement is irrevocable and shall be binding on the Subscriber and its successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Units, the Common Stock included in the Units, the Warrants, or the Common Stock underlying the Warrants included in the Units, except in compliance with this Agreement. Notwithstanding the foregoing, any transfer of Units, the Common Stock included in the Units, the Warrants, or the Common Stock underlying the Warrants included in the Units which either (i) will not result in any change in beneficial ownership, including, but not limited to, pro rata partnership distributions and transfers into trusts for the benefit of the original holder, or (ii) constitute bona fide gifts of such shares, will not require the Company's approval; provided, further that the transferee will be subject to this lock up for the remainder of the Lock-up Period under this Agreement.

IV.    CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

         4.1 The Subscribers' obligation to purchase the Units at the Initial Closing or any subsequent Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

              (a) Representations and Warranties Correct. The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.


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              (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

              (c) Listing. The Company will promptly file an Application for Listing of Additional Securities with the Nasdaq National Market in accordance with Regulation M under the Exchange Act and/or take any other necessary action to enable the Common Stock to trade on the Nasdaq National Market.

              (d) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

              (e) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Units (except as otherwise provided in this Agreement).

              (f) Minimum Subscriptions. The Company shall have received binding subscriptions for the Minimum Offering Amount.

              (g) Legal Opinion. At the Closing, counsel to the Company shall have delivered to the Finder for the benefit of the Finder and the Subscribers, a legal opinion to such effect with respect to legal matters relating to this Agreement as the Finder may require.

V.     REGISTRATION RIGHTS

         5.1 As used in this Agreement, the following terms shall have the following meanings:

              (a) "Affiliate" shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

              (b) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in New York.

              (c) "Holders" shall mean the Subscribers and any person holding Registrable Securities (including, without limitation, the shares of Common Stock issuable upon exercise of the warrants (the "Placement Warrants") to be granted to the Finder and/or its designees pursuant to that certain Finders Agreement between the Company and the Finder dated March __, 2000 or any person to whom the rights under Article V have been transferred in accordance with
Section 5.9 hereof.



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              (d) "Person" shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

              (e) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

              (f) "Registrable Securities" shall mean (i) the Units; (ii) the Common Stock included in the Units; (iii) the Warrants; (iv) the Common Stock underlying the Warrants included in the Units; (v) the shares of Common Stock issuable upon exercise of the Placement Warrants; and (vi) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Units, the Common Stock included in the Units, the Warrants, the Common Stock underlying the Warrants included in the Units, or the Common Stock issued upon exercise of the Placement Warrants; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) are held by a Holder or a permitted transferee pursuant to Section 5.9, or (D) have not become eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Securities Act.

              (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

              (h) "Registration Statement" shall have the meaning ascribed to such term in Section 5.2.


              (i) "Registration Period" shall have the meaning ascribed to such term in Section 5.4.


              (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.



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         5.2 As soon as practicable following the Initial Closing Date, but no later than 30 days after the Initial Closing Date (the "Outside Filing Date"), the Company shall file a "shelf" registration statement on the appropriate form (the "Registration Statement") with the Commission and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) prior to the date which is 90 days after such filing. Notwithstanding the foregoing, the Company shall not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

         5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

         5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

              (a) use its best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as they are no longer, by reason of Rule 144(k) of the Act (or other exemption from registration acceptable to the Company) required to register for the sale thereof; and

              (b) advise the Holders:

                   (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                   (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                   (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;


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


                   (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                   (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

              (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

              (d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

              (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

              (f) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

              (g) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

              (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three (3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

              (i) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

              (j) use its best efforts to comply with all applicable rules and regulations of the Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

         5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

         5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided, further, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in (i) the amended prospectus on file with the Commission at the time the registration statement becomes effective, (ii) in the amended prospectus filed with the Commission pursuant to Rule 424(b), or (iii) in the prospectus subject to completion under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

              (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

              (c) Each party entitled to indemnification under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

              (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         5.7 (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

              (b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

              (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.

              (d) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

              (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

              (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

              (g) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

              (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

              (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         5.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.1 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

         5.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

         5.11 Except to the extent any delay is due to the failure of a Holder to reasonably cooperate in providing to the Company such information as shall be reasonably requested by the Company in writing for use in the Registration Statement, if the Registration Statement is not filed with the SEC on or before the Outside Filing Date, the Company shall be required to pay, as liquidated damages and not as a penalty, to each Holder of Registerable Securities issued in the Offering an amount in cash equal to one percent (1%) of the aggregate Offering Price paid by such Holder for the Units issued to such Holder in the Offering for each 30 day period after the Outside Filing Date that the Registration Statement remains unfiled.

VI.  MISCELLANEOUS

         6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, addressed to Aronex Pharmaceuticals, Inc., 8707 Technology Forest Place, The Woodlands, Texas 77381, Attn: Controller, and to the Subscriber at the Subscriber's address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

         6.2 Except as provided in Section 5.10 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         6.3 Subject to the provisions of Section 5.9 and 6.13, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         6.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

         6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

         6.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefore.

         6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

         6.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         6.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         6.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         6.11 (a) The Subscribers severally agree not to issue any public statement with respect to the Subscribers' investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

              (b) The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name (but not the address) of the Subscriber in the Registration Statement.

         6.12 (a) Each Subscriber severally represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Subscriber hereby severally agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

              (b) The Company has engaged, consented to and authorized the Finder in connection with the transactions contemplated by this Agreement. The Company shall pay the Finder a commission and reimburse the Finder's expenses in accordance with the Finders Agreement, and the Company shall indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to the Finder or any other person or firm acting on behalf of the Company hereunder.

         6.13 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except (a) for the holders of Registrable Securities and (b) for the Finder pursuant to Sections 1.6(a) and 6.12(b) hereof.

         6.14 The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of Article V of this Agreement were not performed in accordance with its specific terms or were otherwise breached and that such damage would not be compensable in money damages and that it would be extremely difficult or impracticable to measure the resultant damages. Accordingly, any Subscriber shall be entitled to an injunction or injunctions with respect to the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it may be entitled at law or in equity, and the Company expressly waives any defense that a remedy in damages would be adequate and expressly waives any requirement in an action for specific performance for the posting of a bond by the Subscriber bringing such action.

VII. CONFIDENTIAL INVESTOR QUESTIONNAIRE

         7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A        The undersigned is an individual (not a partnership,
          -----   corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                           Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B        The undersigned is an individual (not a partnership,
          -----   corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C        The undersigned is a director or executive officer of the
          -----   Company which is issuing and selling the Units.


Category D        The undersigned is a bank; a savings and loan association;
          -----   insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

                  -------------------------------------------------------------
                  -------------------------------------------------------------

Category E        The undersigned is a private business development company as
          -----   defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

                  -------------------------------------------------------------
                  -------------------------------------------------------------

Category F        The undersigned is either a corporation, partnership,
          -----   Massachusetts business trust, or non-profit organization
                  within the meaning of Section 501(c)(3) of the Internal
                  Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000. (describe entity)

                  -------------------------------------------------------------
                  -------------------------------------------------------------

Category G       The undersigned is a trust with total assets in excess of
          -----  $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.

Category H       The undersigned is an entity (other than a trust) in which all
          -----  of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

                 ---------------------------------------------------------------

Category I       The undersigned is not within any of the categories above and
          -----  is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

         7.2      SUITABILITY (please answer each question)


(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------



(c) For all Subscribers, please list types of prior investments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------


(d) For all Subscribers, please state whether you have you participated in other private placements before:

               YES_______                         NO_______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:





                    Public                    Private                  Public or Private
                    Companies                 Companies                Biotechnology Companies
                    ---------                 ---------                -----------------------

Frequently
                    --------------------       --------------------      --------------------
Occasionally
                    --------------------       --------------------      --------------------
Never
                    --------------------       --------------------      --------------------

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                           YES_______                         NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                           YES_______                         NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                           YES_______                         NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                           YES_______                         NO_______


(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                           YES_______                         NO_______

         7.3      MANNER IN WHICH TITLE IS TO BE HELD. (circle one)


                             (a)    Individual Ownership
                             (b)    Community Property
                             (c)    Joint Tenant with Right of
                                    Survivorship (both parties
                                    must sign)
                             (d)    Partnership*
                             (e)    Tenants in Common
                             (f)    Company*
                             (g)    Trust*
                             (h)    Other

         *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

         7.4 NASD AFFILIATION.


Are you affiliated or associated with an NASD member firm (please check one):

Yes _________              No __________

If Yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

---------------------------------
Name of NASD Member Firm

By:
    ------------------------------
         Authorized Officer

Date:
      ----------------------------

         7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 7 and such answers have been provided under the assumption that the Company will rely on them.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE]

"PURCHASE PRICE" = _____________________  X $100,000 = $__________
                     Number of Units

-----------------------------------         -----------------------------------
Signature                                   Signature (if purchasing jointly)

-----------------------------------         -----------------------------------
Name Typed or Printed                       Name Typed or Printed

-----------------------------------         -----------------------------------
Entity Name                                 Entity Name

-----------------------------------         -----------------------------------
Address                                     Address

-----------------------------------         -----------------------------------
City, State and Zip Code                    City, State and Zip Code

-----------------------------------         -----------------------------------
Telephone-Business                          Telephone--Business

-----------------------------------         -----------------------------------
Telephone-Residence                         Telephone--Residence

-----------------------------------         -----------------------------------
Facsimile-Business                          Facsimile--Business

-----------------------------------         -----------------------------------
Facsimile-Residence                         Facsimile--Residence

-----------------------------------         -----------------------------------
Tax ID # or Social Security #               Tax ID # or Social Security #

Name in which securities should be issued:
                                          -------------------------------------
CHECK THE BOX MARKED YES IF YOU WOULD LIKE THE SECURITIES TO BE DELIVERED TO YOUR ACCOUNT WITH PARAMOUNT CAPITAL, INC.
                  YES ___  NO ___

(IF YOU CHECK "NO", SECURITIES WILL BE DELIVERED TO YOU AT THE ADDRESS PROVIDED ABOVE)

Dated:            __________________ , 2000

         This Subscription Agreement is agreed to and accepted as of ___________ , 2000.

                          ARONEX PHARMACEUTICALS, INC.

                          By:
                             ------------------------------------
                              Name: Geoffrey F. Cox, Ph.D.
                              Title:   President and Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Units are
being subscribed for by an entity)


                  I, ____________________________, am the _____________________
 of ___________________________ (the "Entity").

                  I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

                  IN WITNESS WHEREOF, I have set my hand this ________ day of _________________,______.

                                            -----------------------------------
                                            (Signature)